File No. 33-65822
                                                  File No. 811-07379

                                  SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12


                           Pioneer Real Estate Shares
                (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                           PIONEER REAL ESTATE SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR APRIL 13, 2004

     This is the formal agenda for your fund's special shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Real Estate Shares:

     A special meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on April 13, 2004 at 2:00 p.m., Boston time, to consider the following:

    1. A proposal to approve amendments to the management contract between Pioneer Real Estate Shares (the "fund") and Pioneer Investment Management, Inc. ("Pioneer"), as set forth in Exhibit A and as further described in the attached proxy statement. The proposal will not result in a change in Pioneer's fee under the Management Contract and will allow the Independent Trustees to permit currently unanticipated expenses that the fund may incur in the future to be paid by the fund rather than Pioneer.

    2. A proposal to approve a sub-advisory agreement between Pioneer, your fund's investment adviser, and AEW Management and Advisors, L.P. ("AEW");

    3. (a) -- (i). Proposals to approve amendments to your fund's fundamental investment restrictions, as described in the attached proxy statement;

    4. A proposal to approve a policy allowing Pioneer and the Board of Trustees of your fund to appoint or terminate sub-advisers and to approve amendments to sub-advisory agreements without shareholder approval; and

    5. To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF THE PROPOSALS WILL NOT INCREASE THE MANAGEMENT FEE RATES PAYABLE BY THE FUND.

     Shareholders of record as of the close of business on February 10, 2004 are entitled to vote at the meeting and any related follow-up meetings.

                                 By Order of the Board of Trustees,
                                 Dorothy E. Bourassa, Secretary
Boston, Massachusetts
March 10, 2004
                               -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN ENCLOSED PROXY.

                                                                   15006-00-0204

                               PROXY STATEMENT OF
                           PIONEER REAL ESTATE SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265


                         SPECIAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposals summarized below.

     The fund will furnish without charge a copy of its most recent annual report and semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services, Inc., the fund's transfer agent, at 1-800-622-3265.


                                  INTRODUCTION

     This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 2:00 p.m., Boston time, on Tuesday, April 13, 2004, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of special meeting to shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders on or about March 10, 2004. The annual report for the year ended December 31, 2003 was mailed to shareholders on or about February 28, 2004.


                             WHO IS ELIGIBLE TO VOTE

     Shareholders of record of the fund as of the close of business on February 10, 2004 (the "record date") are entitled to vote on all of the fund's business at the special shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the proposals. If any other business comes before the special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

               APPROVAL OF AMENDMENTS TO THE MANAGEMENT CONTRACT

Summary

     Pioneer has served as the fund's investment adviser since its inception. Pioneer also serves as the investment adviser for each of the other Pioneer Funds and for other institutional accounts. Pioneer, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A ("UniCredito"), a publicly traded company. Pioneer is located at 60 State Street, Boston, Massachusetts 02109.

     At a meeting of the board of trustees held on December 1, 2003, the trustees, including all of the Trustees who are not "interested persons" of the fund or Pioneer (the "Independent Trustees"), present at such meeting unanimously approved and voted to recommend that the shareholders of the fund approve a proposal to adopt an amendment to the management contract with Pioneer (the "amendment"). The amendment (i) would authorize the board of trustees to determine that certain categories of expenses that may arise in the future are appropriately paid by the fund rather than Pioneer and (ii) clarify the responsibility of Pioneer for errors of any sub-adviser. This amendment would bring the management contract in line with the management contracts adopted in the past year by other Pioneer funds. The provision of the management contract relating to expenses, as proposed to be amended, is attached as Exhibit A. The proposal will not result in a change in Pioneer's fee under the Management Contract and will allow the Independent Trustees to permit currently unanticipated expenses that the fund may incur in the future to be paid by the fund rather than Pioneer.

     The fund's existing management contract with Pioneer is referred to below as the "existing contract".

     Except for the modification to the expense provision discussed below, the terms of the existing contract are unchanged. Pursuant to the existing contract, Pioneer serves as investment adviser to the fund and is responsible for the overall management of the fund's business affairs subject only to the authority of the board of trustees. Pioneer is authorized to buy and sell securities for the account of the fund and to designate brokers to carry out such transactions. Pioneer may not make any purchase the cost of which exceeds funds currently available for the fund and may not make any purchase which would violate any fundamental policy or restriction in the fund's prospectus or statement of additional information as in effect from time to time.

Existing contract
     The shareholders of the fund last approved the fund's existing contract on September 11, 2000. The existing contract was approved by the board of trustees, with its renewal most recently approved at a meeting held on December 1, 2003, at which meeting the board of trustees also approved the amendment, subject to shareholder approval. The existing contract, dated October 24, 2000, is renewable annually by the vote of a majority of the fund's board, including a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the

"1940 Act"), of the fund, Pioneer or Pioneer Funds Distributor, Inc. ("PFD"), cast in person at a meeting called for the purpose of voting on such renewal. The existing contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party by vote of its board or a majority of the fund's outstanding voting securities and upon 60 days' written notice.


Amendment

     The amendment only affects the provisions of the management contract relating to fund expenses and the responsibility of Pioneer for actions of sub-advisers. Under the existing contract, Pioneer pays all expenses incurred by Pioneer or the fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the fund, unless such expenses are assumed by the fund under the terms of the existing contract. The existing contract provides that the fund assumes the following expenses: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 under the 1940 Act; (j) compensation of those trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as trustees), Pioneer Investment Management USA Inc. ("PIM-USA") or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund pays all brokers' and underwriting commissions chargeable to the fund in connection with its securities transactions.

     The amendment would maintain the same basic arrangement with respect to the fund's expenses. However, a new category of assumed expenses would be added. This category would include any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the board of trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed in the existing contract. Whether the fund assumes expenses that fall into this category in the future would be determined by the board of trustees (including a majority of the Independent Trustees) and not Pioneer. The intention of this additional category is to allow the board of trustees some flexibility to allocate to the fund expenses that may be incurred, and would otherwise be paid by Pioneer, that arise out of changed circumstances or board mandates or are of the same character as the expenses currently allocated to the fund. Since the board of trustees has no current plans to cause the fund to assume additional expenses pursuant to this new category or to cause the fund to pay any expenses that are currently paid by Pioneer, adoption of the amendment is not expected to have any immediate effect on the fund's expenses. However, this provision may in the future result in the fund incurring additional expenses, which could adversely affect the fund's performance.

     Under the existing contract, Pioneer is authorized to retain sub-advisers. The amendment would also revise the existing contract to clarify Pioneer's liability in the event of an error in managing the fund by a sub-adviser. The existing contract includes a provision that provides that Pioneer would not have any liability for the acts of a sub-adviser. The amendment would narrow the limitation on Pioneer's liability. Pioneer would not be accountable to the fund or the fund's shareholders for any loss or other liability relating to any investment decision made by any sub-adviser even though Pioneer retains the right to reverse any such investment. However, the amendment would clarify that this provision does not limit Pioneer's other responsibilities and liability under the existing contract, including, its responsibility to supervise the sub-adviser's compliance with the fund's investment policies and restrictions. Pioneer, if it fails to satisfy to standard of care under the Management Contract, may be responsible for losses incurred by the fund due to Pioneer's failure to supervise the subadviser.


Other provisions under the existing contract and amended contract

     Except as noted above, the amendment does not alter the existing contract. The following is a description of certain provisions of the existing contract that will remain in effect after the amendment.

     Standard of care. Under the contract, Pioneer "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of [Pioneer] . . . ." Pioneer, however, shall not be protected against liability by reason of its ". . . willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties" under the contract.

     Pioneer's authority. The contract provides that Pioneer shall have full discretion to act for the fund in connection with purchase and sale transactions subject only to the declaration of trust, by-laws, currently effective registration statements under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the fund in effect from time to time, and specific policies and instructions established from time to time by the trustees.

     Portfolio trading. The contract expressly permits Pioneer to engage in such activity.

     Management fees. The contract provides that the fund shall pay to Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.80% of the fund's average daily net assets. For the fiscal year ended December 31, 2003, the fund paid Pioneer $754,252 in management fees.

     Expense limitation. The contract provides that Pioneer may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the fund. Any such fee limitation or expense reduction is voluntary and may be discontinued or modified by Pioneer at any time.

     Other provisions. The contract includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Pioneer is an independent contractor and not an employee of the fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable; and (vi) subject to obtaining best execution, Pioneer may consider the fund when selecting brokers and dealers to execute the fund's securities transactions.


Miscellaneous

     If approved, the amendment will become effective on April 15, 2004 (or if approved after that date, as soon as practicable after that approval), and will continue in effect until December 31, 2005. Thereafter, the contract will continue from year to year subject to annual approval by the board of trustees in the same manner as the existing contract. The contract terminates if assigned (as defined in the 1940 Act) and may terminate without penalty by either party, by vote of its board or by a vote of a majority of the outstanding voting securities of the fund and upon 60 days' written notice.


Additional information pertaining to Pioneer

     For additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to Pioneer, see Exhibit B.

     Mr. John F. Cogan, Jr. and Mr. Osbert M. Hood are trustees and officers of the fund as well as directors of Pioneer. Mr. Vincent Nave, Mr. Luis I. Presutti, Ms. Dorothy E. Bourassa and Mr. Christopher J. Kelley are officers of both the fund and Pioneer. Mr. Gary Sullivan and Ms. Katherine Sullivan are officers of the fund and employees of Pioneer.

     As of December 31, 2003, no trustee or officer of the fund beneficially owned any securities issued by Pioneer, UniCredito or any other entity in a control relationship to Pioneer. During the calendar year 2003, none of the trustees or officers of the fund had any director or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito, or any other entity in a control relationship to Pioneer. During the calendar year 2003, none of the trustees or officers of the fund had an interest in a transaction or a series of transactions, or in a proposed transaction, in which the aggregate amount involved exceeded $60,000 and to which Pioneer, UniCredito or any other entity in a control relationship to Pioneer was a party.


Similar funds

     Pioneer serves as the investment adviser to the fund and to another Pioneer fund, Real Estate Shares VCT Portfolio, which is primarily offered through variable annuity products. The VCT Portfolio pays Pioneer a management fee of 0.80% and, as of

December 31, 2003, had net assets of $71,783,967. Pioneer has not waived, reduced or otherwise agreed to reduce its compensation under its contract with VCT Portfolio.


Factors considered by the trustees
     The board of trustees approved the amendment in order to provide the board of trustees with greater flexibility to determine if an expense which is currently not contemplated, such as additional costs arising out of a regulatory change, should be allocated to the fund or Pioneer. The board of trustees recognized that without the additional flexibility circumstances could arise in the future where Pioneer was being forced to incur expenses that other investment advisers were not bearing or the board might hesitate to mandate that Pioneer take certain actions if the board of trustees determined that it was inequitable for Pioneer to bear the costs associated with such mandate. The trustees considered the proposed amendment to be preferable to a more significant change to the expense provisions of the management contract that would result in the fund bearing all of its own expenses except as otherwise expressly assumed by Pioneer. The trustees considered the nature of the expenses as appropriate fund expenses and the relevant practices of other funds in the industry. Since Pioneer proposed appointing a sub-adviser, the board of trustees also considered it appropriate to clarify the provision relating to Pioneer's responsibility for the actions of sub-advisers. In approving the amendment, the Independent Trustees met independently from the Interested Trustees and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund. In considering the amendment, the trustees did not identify any single factor as all-important or controlling. The following discussion summarizes the material factors considered by the trustees in approving the amendments to the management contract.

     In evaluating the amendment and considering the annual continuation of the existing contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the funds' operations and Pioneer's ability to provide advisory and other services to the funds. The Independent Trustees also reviewed, among other things:

    o the investment performance of the fund for the one-, three- and five-year periods ended September 30, 2003;

    o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS");

    o the fund's projected total operating expenses;

    o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

    o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by Pioneer; and

     o the profitability to Pioneer of managing the fund.

     The Independent Trustees considered the following as relevant to their recommendations that the shareholders approve the amendment: (i) the favorable history, reputation, qualification and background of Pioneer and UniCredito, as well as the qualifications of their personnel and their respective financial conditions; (ii) that the fee and expense ratio of the fund are reasonable given the quality of services expected to be provided and are comparable to the fees and expense ratios of similar investment companies; (iii) the relative performance of the fund since commencement of operations to comparable investment companies and unmanaged indexes; (iv) the equitable considerations in allocating expenses between Pioneer and the fund arising out of changes in regulatory requirements or additional mandates from the Independent Trustees that were not contemplated when the fee under the management contract was set;
(v) the adoption of the amendment is not expected to have any immediate effect on the fund's expenses; and (vi) the Independent Trustees retain control of the allocation of those expenses between Pioneer and the fund. The Independent Trustees deemed each of these factors to be relevant to their consideration of the amendment.


     Based upon all of the above considerations, the trustees determined that the assumption of certain fund expenses would be equitable and fair to the shareholders of the fund and that their adoption will make it more likely that the objectives of continued levels of good service and investment performance currently and in the future will be achieved.


Trustees' recommendation

     Based on their evaluation of the materials presented and assisted by the advice of independent counsel, the trustees who were present at the in person meeting on December 1, 2003, including all of the trustees who are not "interested persons" of the funds or Pioneer, unanimously concluded that the amendment was fair and reasonable and in the best interests of the fund's shareholders and by a vote cast at the meeting, approved and voted to recommend to the shareholders of the fund that they approve the proposal to adopt the amendment.


Required vote

     Adoption of Proposal 1 requires the approval of a majority of the outstanding voting securities of the fund, which under the 1940 Act, means the affirmative vote of the lesser of (i) 67% or more of the shares of the fund represented at the meeting, if at least 50% of all outstanding shares of the fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the fund entitled to vote at the meeting (a "1940 Act Majority Vote").


     If Proposal 1 is not approved by shareholders, the existing contract will continue in effect.


Recommendation

     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of the amendment.

                                   PROPOSAL 2
                      APPROVAL OF A SUB-ADVISORY AGREEMENT


Summary

     Pioneer has served as the fund's investment adviser since the fund's inception in 1993. Subject to shareholder approval, Pioneer intends to retain the services of AEW Management and Advisors, L.P. ("AEW") as the sub-adviser to your fund.

     AEW, a Delaware limited partnership is an investment adviser registered with the Securities and Exchange Commission ("SEC"). AEW and its affiliates provide real estate investment advice to public, corporate, union and government pension plans and endowments. As of December 31, 2003, AEW and its affiliates had $8.0 billion of net assets under management. AEW specializes in designing and executing real estate investment strategies focused in three areas: direct investments in real estate, real estate-related securities, such as real estate investment trusts ("REITs"), and high-return debt and equity investments in real estate projects. AEW is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., formerly Nvest Companies, L.P., a firm with 12 U.S. investment management affiliates having an aggregate of $135 billion in assets under management. CDC IXIS Asset Management North America, L.P. is a subsidiary of CDC IXIS Asset Management, the investment management arm of France's Caisse des depots Group, a quasi-governmental entity. AEW is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210.

     At a meeting of the board of trustees of your fund held on December 1, 2003, the trustees, including all of the trustees who are not "interested persons" of the fund, that is, persons not affiliated with Pioneer, AEW or UniCredito, unanimously approved as in the best interest of shareholders, and voted to recommend that the shareholders of the fund approve, a proposal to adopt a sub-advisory agreement (the "proposed sub-advisory agreement") between Pioneer and AEW.

     Your board of trustees and Pioneer recommend the retention of AEW as a sub-adviser to the fund. While Pioneer has the necessary expertise to manage a real estate portfolio and has directly or through sub-advisers managed the fund since 1993, Pioneer and the trustees believe that in light of the unique characteristics of the real estate market, shareholders of the fund will benefit from the services of an investment manager focused exclusively on real estate investments.

     The appointment of a sub-adviser will not affect the fund's investment objectives or principal investment policies or restrictions. Pioneer and AEW both pursue value-based investment styles. Consequently, it is anticipated that the appointment of AEW as sub-adviser will not materially alter the fund's investment style, although some changes in investment approach and portfolio characteristics are likely to result from new day-to-day management. While AEW would manage the fund's day-to-day investment portfolio, Pioneer would continue to be responsible for the overall management of the fund's affairs and for supervising the services rendered by AEW.

     Shareholders of your fund are being asked to approve the proposed sub-advisory agreement with AEW.

Terms of the proposed sub-advisory agreement

     The following summary of the material terms of the proposed sub-advisory agreement. This summary is qualified by reference to the form of proposed sub-advisory agreement attached to this proxy statement as Exhibit C.

     Sub-advisory services. AEW will provide sub-advisory services to your fund pursuant to the proposed sub-advisory agreement. Pursuant to the terms of the fund's sub-advisory agreement, AEW will act as investment sub-adviser with respect to such portion of the fund's assets as Pioneer designates from time to time. In such capacity, AEW will, among other things, continuously review and analyze the investments in the fund's portfolio and, subject to the supervision of Pioneer and the board of trustees, manage the investment and reinvestment of the assets of the fund.

     Sub-advisory services. AEW will provide sub-advisory services to your fund pursuant to the proposed sub-advisory agreement. Pursuant to the terms of the fund's sub-advisory agreement, AEW will act as investment sub-adviser with respect to the fund. In such capacity, AEW shall, subject to the supervision of Pioneer and the board of trustees, regularly provide the fund with investment research, advice and supervision and will furnish continuously an investment program for the fund, consistent with the funds' investment objectives and policies. AEW shall determine, from time to time, what securities will be purchased for the fund, what securities will be held or sold by the fund and what portion of the fund's assets will be held uninvested in cash.

     Sub-advisory fees. For its services, AEW is entitled to a sub-advisory fee from Pioneer at an annual rate of 0.40% of the first $100 million of the combined average daily net assets of the fund and another real estate fund managed by Pioneer and 0.30% of the combined average daily net assets of the fund and another real estate fund managed by Pioneer in excess of $100 million. As of December 31, 2003, the combined assets of the fund and such other fund were $190,234,643. The fee will be paid monthly in arrears. Your fund has no responsibility to pay any fee to AEW. The fund pays Pioneer a management fee of up to 0.80% of its average daily net assets.

     Standard of care. Under the proposed sub-advisory agreement, AEW shall not be liable to Pioneer, the fund, or any affiliated persons or controlling persons thereof for any losses, claims, damages, liabilities or litigation incurred or suffered by such parties as a result of any error of judgment or mistake of law by AEW with respect to the fund. However, nothing in the proposed sub-advisory agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of AEW for, and AEW shall indemnify and hold harmless Pioneer, the fund, and any affiliated persons or controlling persons thereof against, any and all losses, claims, damages, liabilities or litigation by reason of or arising out of: (a) AEW being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the fund's registration statement or any written guidelines or instruction provided in writing by the board of trustees or Pioneer, (b) the fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code by reason of any action or omission of AEW, unless acting at the direction of Pioneer, (c) AEW's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under the proposed sub-advisory agreement or (d) the fund being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the fund's registration statement or any written guidelines or instruction provided in writing by the board of trustees or Pioneer, by reason of any action or omission of AEW.

     Other provisions. The proposed sub-advisory agreement includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the agreement; (ii) AEW is an independent contractor and not an employee of Pioneer or the fund; and (iii) the agreement may be executed using counterpart signature pages.

Directors and Officers of AEW:

                                 Title                      Address
--------------------------------------------------------------------------------
Pamela J. Herbst      President, Director          World Trade Center East
                      and Assistant Clerk          Two Seaport Lane
                                                   Boston, MA 02210-2021

James J. Finnegan     Vice President, Director     World Trade Center East
                                                   Two Seaport Lane
                                                   Boston, MA 02210-2021

Jeffrey D. Furber     Director and Clerk           World Trade Center East
                                                   Two Seaport Lane
                                                   Boston, MA 02210-2021

The fund's portfolio transaction policy

     All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by AEW subject to Pioneer's supervision pursuant to authority contained in the existing management contract and proposed sub-advisory agreement. In executing portfolio transactions and selecting broker-dealers or futures commodity merchants, AEW is required to seek best execution on behalf of the fund. In assessing the best execution available for any transaction, AEW considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer or futures commodity merchant, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer or futures commodity merchant to execute a particular transaction, AEW may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or other accounts over which AEW or its affiliates exercise investment discretion. AEW is authorized to pay a broker-dealer or futures commodity merchant which provides such brokerage and research services a commission for executing a portfolio transaction for the fund that is in excess of the amount of commission another broker-dealer or futures commodity merchant would have charged for effecting that transaction if, but only if, AEW determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer or futures commodity merchant viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. It is understood that AEW Securities Incorporated, an affiliate of AEW, may be used as broker for securities transactions, but that no formula has been adopted for allocation of the fund's investment transaction business.

     On occasions when AEW deems the purchase or sale of a security or futures contract to be in the best interest of the fund as well as its other clients, to the extent permitted by applicable law and regulations, AEW may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the best execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by AEW in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the fund and to such other clients.

Similar funds managed by AEW
     AEW serves as the investment adviser to the following funds with investment objectives similar to your fund's objective.


                                                               Management fee rate for
                              Net assets of similar fund     similar fund as a percentage
       Similar fund             as of December 31, 2003      of average daily net assets
------------------------------------------------------------------------------------------
CDC AEW Real Estate Fund              $72.737mm                        0.80%

     AEW has not waived, reduced or otherwise agreed to reduce its compensation under its contract with any of the funds listed above.

Miscellaneous

     If approved by shareholders of your fund, the proposed sub-advisory agreement will become effective on or after April 15, 2004 and will continue in effect until December 31, 2005 and thereafter will continue from year to year subject to annual approval by the board of trustees. The proposed sub-advisory agreement terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party upon not less than 30 days' written notice and may also be terminated by vote of the fund's board of trustees or by vote of a majority of the outstanding voting securities of the fund.

Factors considered by the trustees

     The trustees of your fund determined that the terms of the proposed sub-advisory agreement are fair and reasonable and that approval of the proposed sub-advisory agreement on behalf of the fund is in the best interest of the fund and its shareholders. In evaluating the proposed sub-advisory agreement, the trustees reviewed materials furnished by AEW, including information regarding AEW, its personnel, operations and financial condition and the services to be provided by Pioneer and AEW.

     The trustees specifically considered the following as relevant to their recommendations: (1) the potential benefits to the fund that may be realized from a sub-adviser which focuses exclusively on real estate investments; (2) the favorable history, reputation, qualification and background of AEW, as well as the qualifications of its personnel and its financial condition; (3) the fact that Pioneer will pay the compensation of AEW and the management fee paid by the fund will not be affected by this arrangement; (4) that the use of a sub-adviser is not expected to adversely affect the fund's expenses;

(5) the performance of other real estate portfolios managed by AEW; (6) the compensation to be retained by Pioneer in light of its continuing service to the fund; and (7) Pioneer's experience and expertise in supervising sub-advisers. The first four factors were given the most weight by the trustees. In considering factor number 4 above, the trustees based their conclusion on the fact that AEW's proposed management style would be substantially similar to that currently used by Pioneer in managing the fund.

Trustees' recommendation

     At an in person meeting of the board of trustees for the fund held on December 1, 2003, the trustees, including all of the trustees who are not "interested persons" of AEW, the fund, Pioneer or UniCredito, unanimously approved as in the best interest of shareholders and voted to recommend that the shareholders of the fund approve, a proposal to adopt a sub-advisory agreement with AEW. Based on their evaluation of the materials presented and assisted by the advice of independent counsel, the trustees at the meeting, including all the trustees who are not "interested persons" of AEW, the fund, Pioneer or UniCredito, unanimously concluded that the terms of the proposed sub-advisory agreement are reasonable, fair and in the best interest of the fund and its shareholders and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The trustees, by a unanimous vote cast at the meeting, approved and voted to recommend to the shareholders of the fund that they approve the proposed sub-advisory agreement.

Required vote

     Approval of the proposed sub-advisory agreement requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the fund's outstanding shares.

     If the shareholders of your fund do not approve the proposed sub-advisory agreement, Pioneer would continue to manage the fund pursuant to the terms of the existing management contract. The trustees of the fund would consider what further action to take consistent with their fiduciary duties to the fund, including Pioneer continuing to manage the fund without using the services of a sub-adviser.

Recommendation

     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of the proposed sub-advisory agreement.

                          PROPOSALS 3(A) THROUGH 3(I)
          ELIMINATION OR AMENDMENT OF VARIOUS INVESTMENT RESTRICTIONS


General

     Pioneer and your board of trustees recommend that the changes discussed below be made to modernize your fund's fundamental investment restrictions. We are asking you to vote on these changes because the restrictions described below are fundamental and may be changed only with shareholder approval.

     The 1940 Act requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. Your fund, however, is also subject to a number of other fundamental restrictions that are not required by the 1940 Act or any other current laws or are more restrictive than required by such laws. Four of the investment restrictions that the trustees propose to modify were adopted to reflect certain regulatory, business or industry conditions that are no longer in effect, especially the state securities laws formerly imposed by state securities regulations. The fundamental restriction on borrowing would be liberalized to the extent permitted under the 1940 Act. The fundamental restrictions on issuing senior securities and investments in real estate would be clarified.

     Pioneer and the board of trustees expect that you will benefit from these proposed changes to the fund's investment restrictions in several ways. The fund would have the same degree of flexibility to respond to new developments and changing trends in the marketplace that other comparable funds typically have. Pioneer believes that this added flexibility will make your fund more competitive among its peer group of funds. The proposed changes to the fund's investment restrictions are also designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by Pioneer, which will facilitate Pioneer's compliance efforts.

Proposed amendment to investment restrictions

     The table below sets forth the fund's current fundamental restrictions in the left-hand column and the proposed amended restrictions in the right-hand column. The current restrictions are presented in the same order as they are listed in the fund's statement of additional information. The amended restrictions, if approved, will be revised in the fund's amended statement of additional information. Pioneer does not anticipate that the approval of these changes will result in any material modification of the fund's operations at the present time.

Proposal      Current Restriction                          Amended Restriction
------------- -------------------------------------------- ----------------------------------------------
3(a) Senior   The fund may not issue senior securities,    The fund may not issue senior securities,
securities    except as permitted by paragraphs (2), (6)   except to the extent permitted by
              and (7) below (Borrowing, Loans and          applicable law, as amended and
              Commodities). For purposes of this           interpreted or modified from time to time
              restriction, the issuance of shares of       by any regulatory authority having
              beneficial interest in multiple classes or   jurisdiction. Senior securities that the fund
              series, the purchase or sale of options,     may issue in accordance with the 1940
              futures contracts and options on futures     Act include borrowing, futures, when-
              contracts, forward commitments, forward      issued and delayed delivery securities and
              foreign exchange contracts, repurchase       forward foreign currency exchange
              agreements and reverse repurchase            transactions.
              agreements entered into in accordance
              with the fund's investment policy, and the
              pledge, mortgage or hypothecation of the
              fund's assets within the meaning of
              paragraph (3) below (Pledging Securities)
              are not deemed to be senior securities.

     Explanation: The 1940 Act generally prohibits a mutual fund from issuing senior securities except in connection with borrowing permitted under the 1940 Act. The SEC's staff has taken the position that certain types of investment techniques fall within the 1940 Act's definition of senior security but are not prohibited if the fund takes certain measures to prevent the technique or investment from having a leveraging effect on the fund. For example, a fund may write a call option on a security only if the option is covered, that is, the fund owns or has the right to acquire the security underlying the option. The proposed revisions to the fund's investment restriction on senior securities are intended to clarify that the fund is only restricted from issuing senior securities to the extent required by the rules and interpretive positions of the SEC. The current restriction cross-references other fund investment restrictions, which poses the risk that future investment products or techniques may fall within the 1940 Act's definition of a senior security but would be exempt from treatment as senior securities pursuant to interpretive positions of the SEC. Under the current restriction, the fund would not be permitted to engage in any investment technique or product that may be deemed in the future to involve the issuance of a senior security without shareholder approval, while competitive funds may be able to engage in such activities without the delay and cost of shareholder action. In addition, the revised restriction is drafted in a clearer, more readily understandable manner.

Proposal    Current Restriction                         Amended Restriction
----------- ------------------------------------------- -------------------------------------------
3(b)        The fund may not borrow money, except       The fund may not borrow money, except
Borrowing   from banks as a temporary measure for       (i) on a temporary basis and (ii) to the
            extraordinary emergency purposes and        extent permitted by applicable law, as
            except pursuant to reverse repurchase       amended and interpreted or modified from
            agreements and then only in amounts not     time to time by any regulatory authority
            to exceed 33 1/3% of the fund's total       having jurisdiction. Under current
            assets (including the amount borrowed)      regulatory requirements, the fund may: (a)
            taken at market value. The fund will not    borrow from banks or through reverse
            use leverage to attempt to increase         repurchase agreements in an amount up
            income. The fund will not purchase          to 33 1/3% of the fund's total assets
            securities while outstanding borrowings     (including the amount borrowed); (b)
            (including reverse repurchase agreements)   borrow up to an additional 5% of the
            exceed 5% of the fund's total assets.       fund's assets for temporary purposes; (c)
                                                        obtain such short-term credits as are necessary
                                                        for the clearance of portfolio transactions;
                                                        (d) purchase securities on margin to the extent
                                                        permitted by applicable law; and (e) engage in
                                                        transactions in mortgage dollar rolls that are
                                                        accounted for as financings.

     Explanation: This amendment would promote uniformity among Pioneer funds. These changes afford the fund the maximum flexibility to borrow money permitted under the 1940 Act if the board and Pioneer determine that such borrowing is in the best interests of the fund and is consistent with both the fund's investment objectives and with the requirements of the 1940 Act. The proposal does not reflect a change in the fund's anticipated borrowing activity. An additional 5% authority for temporary purposes is proposed to be added to conform to the percentage limitation included in the 1940 Act. The authority to obtain short-term credits would help to facilitate the clearance of portfolio transactions and, to the extent determined advisable for portfolio management reasons, reduce the cash position the fund needs to maintain. Margin purchases would also be permitted to the extent allowed by law. The 1940 Act allows the SEC the authority to adopt regulations restricting the use of margin by investment companies. While no such regulations have been adopted, the SEC has indicated that it considers margin transactions to involve the issuance of senior securities, which is restricted under the 1940 Act. Mortgage dollar rolls are transactions in which the fund sells mortgaged-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.

Proposal      Current Restriction                          Amended Restriction
------------- -------------------------------------------- ----------------------------------------------
3(c)          The fund may not purchase or sell real       The fund may not invest in real estate,
Real estate   estate, including limited partnership        except (a) that the fund may invest in
              interests, except that the fund may invest   securities of issuers that invest in real
              in securities that are secured by real       estate or interests therein, securities of
              estate or interests therein and may          real estate investment trusts, mortgage-
              purchase and sell mortgage-related           backed securities and other securities that
              securities and may hold and sell real        represent a similar indirect interest in real
              estate acquired by the fund as a result of   estate; and (b) the fund may acquire real
              the ownership of securities.                 estate or interests therein through exercising
                                                           rights or remedies with regard to an instrument
                                                           or security.

     Explanation: The 1940 Act requires that a fund adopt a fundamental policy regarding whether the fund may invest in real estate. The purpose of this requirement is to allow investors in the fund to clearly understand the permitted scope of the fund's investments since an investment in real estate involves significantly different investment experience than an investment in securities. However, an investment in real estate related securities primarily requires portfolio management expertise rather than a specific expertise in real estate. The proposed sub-adviser employs portfolio managers and analysts who specialize in such real estate related securities. The purpose of the amendment is to more clearly express the intention that the fund will not directly invest in real estate but may invest in issuers in real estate related businesses, such as REITs, or in fixed income securities secured by real estate. The proposed amendment will, therefore, clarify that the fund's investments may include real estate related opportunities that are within the scope of its investment objectives and policies. The revision would also clarify that the fund could exercise its rights under a permitted instrument, such as foreclosure under a bond secured by real estate, even if the exercise of those rights results in the fund obtaining a direct interest in real estate.

Proposal  Current Restriction                           Amended Restriction
--------- --------------------------------------------- --------------------------------------------
3(d)      The fund may not make loans, except that      The fund may not make loans, except that
Loans     the fund may lend portfolio securities in     the fund may (i) lend portfolio securities
          accordance with the fund's investment         in accordance with the fund's investment
          policies and may purchase or invest in        policies, (ii) enter into repurchase
          repurchase agreements, bank certificates      agreements, (iii) purchase all or a portion
          of deposit, all or a portion of an issue of   of an issue of publicly distributed debt
          publicly distributed bonds, bank loan         securities, bank loan participation
          participation agreements, bankers'            interests, bank certificates of deposit,
          acceptances, debentures or other              bankers' acceptances, debentures or other
          securities, whether or not the purchase is    securities, whether or not the purchase is
          made upon the original issuance of the        made upon the original issuance of the
          securities.                                   securities, (iv) participate in a credit
                                                        facility whereby the fund may directly lend
                                                        to and borrow money from other affiliated funds
                                                        to the extent permitted under the 1940 Act or an
                                                        exemption therefrom, and (v) make loans in any
                                                        other manner consistent with applicable law, as
                                                        amended and interpreted or modified from time to
                                                        time by any regulatory authority having
                                                        jurisdiction.

     Explanation: The 1940 Act requires that a fund adopt a fundamental policy with respect to making loans. This amendment would promote uniformity among Pioneer funds. These changes afford the fund the maximum flexibility to make loans to the extent permitted under the 1940 Act. The proposal does not reflect a change in the fund's activities. The change also would allow the fund to take part in an inter-fund lending program, if such a program were approved by the Board.

Proposal      Current Restriction                            Amended Restriction
------------- ---------------------------------------------- -----------------------------------------
3(e)          The fund may not invest in commodities         The fund may not invest in commodities
Commodities   or commodity contracts or in puts, calls,      or commodity contracts, except that the
              or combinations of both, except interest       fund may invest in currency instruments
              rate futures contracts, options on             and currency contracts and financial
              securities, securities indices, currency and   instruments and financial contracts that
              other financial instruments, futures           might be deemed to be commodities and
              contracts on securities, securities indices,   commodity contracts in accordance with
              currency and other financial instruments       applicable law. A futures contract, for
              and options on such futures contracts,         example, may be deemed to be a
              forward foreign currency exchange              commodity contract.
              contracts, forward commitments,
              securities index put or call warrants and
              repurchase agreements entered into in
              accordance with the fund's investment
              policies.

     Explanation: The 1940 Act requires that a fund adopt a fundamental policy with respect to commodities. The original purpose of the restriction was to clarify that the fund would not be investing in traditional commodity contracts, such as wheat futures. This amendment would promote uniformity among Pioneer funds. These changes afford the fund the maximum flexibility to invest in commodities to the extent permitted under the 1940 Act to avoid problems with respect to the fund taking advantage of new investment products because these products may technically be commodities. By stating the exception to the general prohibition on commodities as being applicable to financial instruments rather than a specific list of financial instruments, the goal is to prevent technical concerns from limiting the fund's investment opportunities.

Proposal          Current Restriction                           Amended Restriction
----------------- --------------------------------------------- --------------------------------------------
3(f)              The fund may not with respect to 75% of       The fund may not make any investment
Diversification   its total assets, purchase securities of an   inconsistent with its classification as a
                  issuer (other than the U.S. government,       diversified open-end investment company
                  its agencies or instrumentalities), if        (or series thereof) under the 1940 Act.
                  (a) such purchase would cause more than       Currently, diversification means that, with
                  5% of the fund's total assets, taken at       respect to 75% of its total assets, the
                  market value, to be invested in the           fund may not purchase securities of an
                  securities of such issuer, or                 issuer (other than the U.S. government,
                  (b) such purchase would at the time result    its agencies or instrumentalities), if
                  in more than 10% of the outstanding           (a) such purchase would cause more than
                  voting securities of such issuer being held   5% of the fund's total assets, taken at
                  by the fund.                                  market value, to be invested in the
                                                                securities of such issuer, or (b) such
                                                                purchase would at the time result in more
                                                                than 10% of the outstanding voting securities
                                                                of such issuer being held by the fund.

     Explanation: The fund is diversified. The 1940 Act requires that "diversified" funds adopt a fundamental policy regarding this status. This change is designed to promote uniformity among Pioneer funds and afford the fund the maximum flexibility to comply with the requirements of the 1940 Act and interpretations thereof as they may change from time to time.



3(g)          The fund may not act as an underwriter,         The fund may not act as an underwriter,
Acting as     except to the extent that, in connection        except insofar as the fund technically may
underwriter   with the disposition of portfolio securities,   be deemed to be an underwriter in
              the fund may be deemed to be an                 connection with the purchase or sale of its
              underwriter for purposes of the Securities      portfolio securities.
              Act of 1933.

     Explanation: The 1940 Act requires that a fund adopt a fundamental policy regarding underwriting securities issued by other persons The change is designed to promote uniformity among Pioneer funds while complying with the requirements of the 1940 Act.

Proposal        Current Restriction                          Amended Restriction
--------------- -------------------------------------------- ------------------------------------------
3(h)            The fund will invest 25% or more of its      The fund will invest 25% or more of its
Concentration   total assets in securities issued by         total assets in securities issued by
                companies in the real estate industry.       companies in the real estate industry.
                Except as noted in the previous sentence,    Except as noted in the previous sentence,
                it is a fundamental policy of the fund not   the fund may not concentrate its
                to concentrate its investments in            investments in securities of companies in
                securities of companies in any particular    any particular industry.
                industry. Following the current opinion of
                the staff of the SEC, investments are
                concentrated in a particular industry if
                such investments (but not investments in
                U.S. government securities) aggregate
                25% or more of the fund's total assets.

     Explanation: The fund concentrates its investments in a single industry. The 1940 Act requires that a fund adopt a fundamental policy regarding concentration. This change is designed to afford the fund the maximum flexibility to comply with the requirements of the 1940 Act and interpretations thereof as they may change from time to time.


3(i)            The fund many not pledge, mortgage, or       Eliminate restriction.
Pledging        hypothecate its assets, except to secure
                indebtedness permitted by paragraph (2)
                above (Borrowing) and then only if such
                pledging, mortgaging or hypothecating does
                not exceed 33 1/3% of the fund's total assets
                taken at market value.

     Explanation: This policy was originally required by blue sky regulations, but it is not required under the 1940 Act. It is not intended that the elimination of this restriction will result in the fund guaranteeing the obligations of any third party or the pledging of fund assets.

Trustees' recommendation

     The trustees believe that the proposed amendments to the fund's fundamental restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposed changes as described above.

Required vote

     Approval of each of Proposals 3(a) through 3(i) requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the fund's outstanding shares. If the required approval to change any restriction is not obtained, the current investment restriction will continue in effect.

Recommendation

     For the reasons set forth above, trustees of your fund unanimously recommend that shareholders vote for each proposal to amend the fund's investment restrictions.

                                   PROPOSAL 4
APPROVAL OF A POLICY ALLOWING PIONEER AND THE BOARD OF TRUSTEES TO APPOINT OR TERMINATE SUB-ADVISERS AND TO APPROVE AMENDMENTS TO SUB-ADVISORY AGREEMENTS
                          WITHOUT SHAREHOLDER APPROVAL

Summary

     At the board of trustees' meeting held on December 1, 2003, the trustees, including the independent trustees, approved, and recommended that shareholders of the fund approve, a policy to permit Pioneer, subject to the approval of the board of trustees, to appoint sub-advisers, to enter into sub-advisory agreements and to amend or terminate existing sub-advisory agreements without further shareholder approval (the "sub-adviser approval policy").

     On May 6, 2002, your fund, along with other Pioneer funds and Pioneer, received an exemptive order of the SEC (the "exemptive order") for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. The provisions of the 1940 Act require that shareholders of a mutual fund approve a sub-advisory agreement with the sub-adviser and material amendments to an existing sub-advisory agreement. The exemptive order provides that if shareholders approve this proposal, Pioneer will be authorized, subject to approval by the trust's board of trustees, to evaluate, select and retain new sub-advisers for your fund or modify your fund's existing sub-advisory agreement without obtaining further approval of the fund's shareholders whenever Pioneer and the board of trustees believe such actions will benefit you and the fund. The SEC has proposed a rule, which, if adopted, would provide substantially the same relief from the 1940 Act as the exemptive order and is likely to supersede the exemptive order. You are being asked to approve a sub-adviser approval policy under both the exemptive order and the proposed rule.

The adviser and the sub-adviser

     As contemplated by Proposal 2, Pioneer proposes that AEW be appointed as sub-adviser to the fund beginning in 2004. Pioneer represents that it has the experience and expertise to evaluate, select and supervise sub-advisers which Pioneer believes can add value to shareholders' investments in the fund.

     Proposed sub-adviser approval policy. Approval of the sub-adviser approval policy will not affect any of the requirements under the federal securities laws that govern the fund, Pioneer, any proposed sub-adviser, including AEW, or any proposed sub-advisory agreement, including the agreement with AEW in Proposal 2 of this proxy statement, other than the requirement to have any future sub-advisory agreement or amendment to the sub-advisory agreement approved at a meeting of your fund's shareholders. The board of trustees, including the independent trustees, will continue to evaluate and approve all new sub-advisory agreements between Pioneer and any sub-adviser as well as all changes to any sub-advisory agreements. In addition, the fund and Pioneer will be subject to several conditions imposed by the SEC under either the exemptive order or the proposed rule to ensure that the interests of the fund's shareholders are adequately protected whenever Pioneer acts under the sub-adviser approval policy. Furthermore, following a change to your fund's sub-advisory arrangements, the fund will provide you with an information statement that contains substantially the same relevant information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the fund would be required to send to you in a proxy statement. This information statement will permit the fund's shareholders to determine if they are satisfied with the sub-advisory arrangement. If not satisfied, the shareholders would be able to exchange their shares for another fund or redeem their shares. Exchanges and redemptions may be subject to transaction or distribution fees and generally are taxable transactions.

     Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the fund to Pioneer. If the fund implements this policy, Pioneer, pursuant to its management contract with the fund, will continue, directly or through sub-advisers, to provide the same level of management and administrative services to the fund as it has always provided.

     The exemptive order and the proposed rule would apply to at least the following situations: (1) the sub-adviser is removed for substandard performance; (2) an individual acting as the fund's portfolio manager moves from employment with the sub-adviser to another firm; (3) there is a change of control of the sub-adviser; (4) Pioneer decides to diversify the fund's management by adding another sub-adviser; (5) there is a change in investment style of the fund; or (6) Pioneer and the sub-adviser negotiate a change in the sub-advisory fee that Pioneer pays to the sub-adviser. Furthermore, where there is a decrease in a sub-adviser's compensation paid by Pioneer, any increase in the compensation available for retention by Pioneer would not be deemed to be an increase in advisory compensation that requires a shareholder meeting. The sub-adviser approval policy will not be used to approve any sub-adviser that is affiliated with Pioneer as that term is used in the 1940 Act or to materially amend any sub-advisory agreement with an affiliated sub-adviser. Instead, a special shareholder meeting would be called to permit shareholders to approve any sub-advisory arrangement with an affiliated sub-adviser.

Reasons for proposal

     The trustees believe that it is in the best interest of the fund and its shareholders to allow Pioneer to provide its investment advisory services to the fund through one or more sub-advisers which have particular expertise in the type of investments on which the fund focuses. In addition, the trustees believe that providing Pioneer with maximum flexibility to select, supervise and evaluate sub-advisers--without incurring the necessary delay or expense of obtaining further shareholder approval--is in the best interest of the fund's shareholders because it will allow the fund to operate more efficiently. Currently, in order for Pioneer to appoint a sub-adviser or materially modify a sub-advisory agreement, the fund must call and hold a shareholder meeting of the fund, as it was required to do to consider the appointment of AEW, create and distribute proxy materials, and solicit votes from the fund's shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the fund would be able to act more quickly to appoint a sub-adviser when the trustees and Pioneer feel that the appointment would benefit the fund.

     Also, the trustees believe that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in Pioneer (subject to review by the board of trustees) in light of Pioneer's expertise in investment management and its ability to select the most appropriate sub-adviser(s). The trustees believe that many investors choose to invest in the fund because of Pioneer's investment management experience and expertise. Pioneer believes that it can use this experience and expertise in evaluating and choosing sub-advisers who can add the most value to your investment in the fund.

     Finally, the trustees will provide sufficient oversight of the sub-adviser approval policy to ensure that shareholders' interests are protected whenever Pioneer selects a sub-adviser or modifies a sub-advisory agreement. The board, including a majority of the independent trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any modification to existing sub-advisory agreements. In their review, the trustees will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The trustees will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The sub-advisory agreement will be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act to which the exemptive order or the proposed rule grants an exemption.

Required vote

     Approval of this proposal requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the fund's outstanding shares. If the fund does not approve this proposal, the sub-adviser approval policy will not be adopted and decisions regarding a proposed sub-adviser or a material change to a sub-advisory agreement will continue to require shareholder approval.

Recommendation

     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of the proposed policy allowing Pioneer and the board of trustees to appoint or terminate sub-advisers and to approve amendments to sub-advisory agreements without shareholder approval.

                       INFORMATION CONCERNING THE MEETING


Outstanding shares and quorum

     As of the record date, 3,227,765.325 Class A, 1,905,216.751 Class B, 819,230.676 Class C, and 252,879.405 Class Y shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. One-third of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business by the fund.


Ownership of shares of the fund

     To the knowledge of the trust, as of February 29, 2004, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B, Class C and Class Y shares of the fund.


                                                       No. of         Percentage
Name and address                                    shares owned     of class (%)
------------------------------------------------   --------------   -------------
Class B
  MLPF&S for the Sole Benefit of its Customers
  Mutual Fund Administration 97jl4
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484 ..................   186,538.08            9.752

Class C
  MLPF&S for the Sole Benefit of Its Customers
  Mutual Fund Administration 97jj2
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484 ..................    71,529.93            8.654

Class Y
  John F. Cogan, Jr.
  C/O Hale and Dorr
  60 State Street
  Boston, MA 02109-1800 ........................    55,504.96           21.942

  John F. Cogan, Jr., Mary Cornille, Pamela Cogan
  Riddle & Gregory Cogan Trustees of
  The Cogan Family Foundation
  C/O Hale and Dorr Trust Dept.
  P.O. Box 1711
  Boston, MA 02105-1711 ........................    58,283.92           23.040

  John F. Cogan, Jr. Trustee of
  The John F. Cogan, Jr.
  1983 Irrevocable Trust
  FBO Gregory M. Cogan
  C/O Hale and Dorr Trust Dept.
  P.O. Box 1711
  Boston, MA 02105-1711 ........................    13,375.08            5.287

                                              No. of         Percentage
Name and address                           shares owned     of class (%)
---------------------------------------   --------------   -------------
  John F. Cogan, Jr. Trustee
  of The John F. Cogan, Jr.
  1983 Irrevocable Trust
  FBO Jonathan C. Cogan
  C/O Hale and Dorr Trust Dept.
  P.O. Box 1711
  Boston, MA 02105-1711 ...............   13,375.08             5.287

  John F. Cogan, Jr. Trustee
  of The John F. Cogan, Jr.
  1983 Irrevocable Trust
  FBO Pamela E. Cogan
  C/O Hale and Dorr Trust Dept.
  P.O. Box 1711
  Boston, MA 02105-1711 ...............   13,375.08             5.287

  John F. Cogan, Jr. Trustee
  of The John F. Cogan, Jr.
  1983 Irrevocable Trust
  FBO Peter G. Cogan
  C/O Hale and Dorr Trust Dept.
  P.O. Box 1711
  Boston, MA 02105-1711 ...............   13,375.08             5.287

  John F. Cogan, Jr. Trustee
  for The John F. Cogan, Jr.
  Charitable Lead Trust
  C/O Hale and Dorr Trust Dept.
  P.O. Box 1711
  Boston, MA 02105-1711 ...............   13,575.91             5.367

  MLPF&S for the Sole Benefit of
  its Customers
  Mutual Fund Administration
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484 .........   65,015.89            25.702

Shareholder proposals

     Your fund is not required to hold annual meetings of shareholders and does not currently intend to hold an annual meeting of shareholders in 2004. Any shareholder proposal intended to be presented at the next meeting of shareholders of the fund, whenever held, must be received at the fund's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Shares held in retirement plans

     The trustee or custodian of certain retirement plans is required to vote any unvoted fund shares held in such plans in proportion to the percentages voted by shareholders in person or by proxy.


Proxies, quorum and voting at the meeting

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment thereof.

     On each proposal, all classes of shares of the fund vote as a single class. One-third of the outstanding shares of the fund that are entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal; however, since each proposal must be approved by a 1940 Act Majority Vote, at least 50% of the outstanding shares must be present in person or by proxy at the meeting to approve any of the proposals. In the event that at the time any session of the shareholder meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one-half of the shares of the fund present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has the same effect as a vote against that proposal.

Other business

     While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, the persons named in the enclosed proxy intend to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Householding

     If you have previously given the Fund permission to do so, the Fund may send a single proxy statement to your residence for you and any other member of your household who has an account with the Fund. If you wish to revoke your consent to this practice, you may do so by notifying your Fund, by phone or in writing by using the telephone number and address on page 1 of the proxy. The Fund will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Method of solicitation and expenses

     The cost of preparing, assembling and mailing this proxy statement, the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by Pioneer. In addition to soliciting proxies by mail, Pioneer may, at its expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     The fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

March 10, 2004

                                   EXHIBIT A
                PROPOSED AMENDMENTS TO THE MANAGEMENT CONTRACT

     Section 6 of the Management Contract would be amended as follows (amended text in italics and deleted text in brackets):

    6. The Fund shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the Fund; (iv) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies;
        (vi) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities;
        (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies;
        (viii) charges and expenses of legal counsel to the Fund and the Trustees; (ix) any fees paid by the Fund in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the Fund (other than as Trustees), Pioneer Investment Management USA Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; [and]
        (xii) interest on borrowed money, if any; and (xiii) any other expense that the Fund, the Manager or any other agent of the Fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the Fund.

     Section 11 of the Management Contract would be amended as follows (amended text in italics and deleted text in brackets):

    11. It is understood that the Manager may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Fund by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or any such Subadviser, and otherwise approved in accordance with the requirements of the 1940 Act or an exemption therefrom. The authority given to the Manager in Sections 1 through 13 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. The Trust agrees that the Manager shall not be accountable to the Fund or the Fund's shareholders for any loss or other liability relating to any investment decision made by any Subadviser even though the Manager retains the right to reverse any such investment; provided, however, that the forgoing shall not in any way limit, or impose a standard inconsistent with section 17(i) of the 1940 Act with respect to, the Manager's other responsibilities under this Agreement, including, the supervision of the Subadviser's compliance with the Fund's investment policies and restrictions.

                                    EXHIBIT B

Additional Information Pertaining to Pioneer

     Ownership of Pioneer. Pioneer is an indirect, wholly owned subsidiary of UniCredito.

     Services provided to the funds by affiliates of Pioneer. PIMSS serves as the fund's transfer agent and shareholder servicing agent. Under the terms of its contract with the fund, PIMSS' duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains to shareholder accounts; and (iii) maintaining certain account records and responding to routine shareholder inquires. For the fund's most recent fiscal year, the fees paid to PIMSS were $29,093. PIMSS' services to the fund will continue after the amendment to the existing management contract is approved.

     PFD, an indirect, wholly owned subsidiary of UniCredito, serves as the fund's principal underwriter. PFD's address is 60 State Street, Boston, Massachusetts 02109. The fees shown below were paid by the fund for its most recently completed fiscal year end to PFD in connection with its underwriting activities for the fund.

                                Amount of Class A
                                   Sales Charge       CDSC Paid        Rule 12b-1
             Fund                 Returned by PFD       to PFD      Distribution Fees
-----------------------------   ------------------   -----------   ------------------
  Pioneer Real Estate Shares         $24,663           $49,609          $526,926

     PFD's services to the fund will continue after the amendment to the existing management contract is approved.

     The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the existing management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. The fees paid to Pioneer for the fund's most recently completed fiscal year were $37,500. Pioneer's services as administrator to the fund will continue after the amendment to the existing management contract is approved.

Portfolio Transaction Policies

     All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's existing management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund. The fund did not use any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

Directors and Principal Executive Officer of Pioneer

     Pioneer's directors and principal executive officer are listed below, together with their principal occupations. The address for each person in the table below is 60 State Street, Boston, Massachusetts 02109.

Name                   Title                      Principal Occupation
--------------------   ------------------------   ---------------------------------------
John F. Cogan, Jr.     Director                   Deputy Chairman and a Director of
                                                  Pioneer Global Asset Management
                                                  S.p.A. ("PGAM"); Non-Executive
                                                  Chairman and a Director of PIM-USA;
                                                  Chairman and a Director of Pioneer
                                                  and the various Momentum Funds;
                                                  Director, Pioneer Alternative
                                                  Investments; Director and Chairman
                                                  of the Supervisory Board of Pioneer
                                                  Czech Investment Company, a.s.;
                                                  President of all of the Pioneer Funds;
                                                  and Of Counsel (since 2000), Hale
                                                  and Dorr LLP (counsel to PIM-USA
                                                  and the Pioneer Funds)

Osbert M. Hood         President and Director     President and Chief Executive Officer,
                                                  PIM-USA since May, 2003 (Director
                                                  since January, 2001); President and
                                                  Director of Pioneer since May, 2003;
                                                  Chairman and Director of PIMSS
                                                  since May, 2003; Executive Vice
                                                  President of all of the Pioneer Funds
                                                  since June, 2003.

                                    EXHIBIT C
                     FORM OF PROPOSED SUB-ADVISORY AGREEMENT

     THIS SUB-ADVISORY AGREEMENT is made as of this ___ day of________, 2004 by and between PIONEER INVESTMENT MANAGEMENT, INC., a Delaware corporation and a member of the UniCredito Italiano banking group, register of banking groups with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Adviser"), and AEW Management and Advisors, L.P., a Delaware limited partnership with its principal place of business at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210 ("Sub-Adviser").


                                   WITNESSETH


     WHEREAS, the Adviser serves as investment manager to Pioneer Real Estate Shares and Pioneer Real Estate Shares VCT Portfolio, as series of Pioneer Variable Contracts Trust (each a "Fund" and, collectively, the "Funds"), pursuant to Management Agreements between each Fund and the Adviser dated October 24, 2000 (each a "Management Agreements" and, collectively, the "Management Agreements");

     WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees of the Funds (the "Board") and pursuant to the provisions of the Management Agreements, the Adviser has selected the Sub-Adviser to act as investment sub-adviser of the Funds and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

    1.   The Sub-Adviser's Services.

         A) Investment Services. The Sub-Adviser shall act as investment sub-adviser with respect to the Funds. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what securities shall be purchased for a Fund, what securities shall be held or sold by a Fund and what portion of a Fund's assets shall be held uninvested in cash, subject always to the provisions of the Fund's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering the Fund's shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for each Fund as the Adviser may from time to time direct. No reference in this Agreement to the Sub-Adviser having full discretionary authority over a Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund's assets.

         B) Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting each Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the requirements of Subchapters L and M of the Internal Revenue Code of 1986, as amended (the "Code"), as applicable, for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures for the Funds that it reasonably believes are adequate to ensure the Funds' compliance with the foregoing. The Sub-Adviser shall also maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Advisers Act. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

         C) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Sub-Adviser shall provide such assistance to the Adviser with respect to the voting of proxies for the Funds as the Adviser may from time to time reasonably request, and the Sub-Adviser shall promptly forward to the Adviser any information or documents necessary for the Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall not vote proxies with respect to the securities held by the Funds unless and until the Board or the Adviser delegates such authority and responsibility to the Sub-Adviser or otherwise instructs the Sub-Adviser to do so in writing, whereupon the Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time and shall provide such reports and keep such records relating to proxy voting as the Board or the Adviser may reasonably request or as may be necessary for a Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

         D) Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be reasonably necessary for the Sub-Adviser to supply to the Adviser, the Funds or the Board the information required to be supplied under this Agreement.

                  The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to each Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the
             "Fund's Books and Records"). The Funds' Books and Records shall be available to the Adviser and the Board at any time upon request, copies of which shall be delivered to the Funds upon the termination of this Agreement and shall be available for telecopying without delay during any day the Funds are open for business.

         E) Holdings Information and Pricing. The Sub-Adviser shall keep the Funds and the Adviser informed of developments materially affecting the Fund's holdings, and shall, on its own initiative, furnish the Fund and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser believes that the market value of any security held by a Fund is not an appropriate fair value and provide pricing information to the Adviser and/or the Fund's pricing agent as may be necessary to make determinations of the fair value of certain portfolio securities when market quotations are not readily available or such information is otherwise required in accordance with the 1940 Act and the Fund's valuation procedures for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board.

         F) Cooperation with Agents of the Adviser and the Fund. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Funds, the Funds' custodian and foreign sub-custodians, the Funds' pricing agents and all other agents and representatives of the Funds and the Adviser, provide them with such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

    2. Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and the Funds. The Sub-Adviser shall ensure that its employees comply in all respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Funds with a
         (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Funds and the Adviser. The Sub-Adviser shall respond to requests for information from the Adviser as to violations of the Code and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code, whether or not such violation relates to any security held by a Fund.

    3. Information and Reporting. The Sub-Adviser shall keep each Fund and the Adviser informed of developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that materially affects the Fund. In this regard, the Sub-Adviser shall provide the Funds, the Adviser, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Funds and the Adviser may from time to time reasonably request.

         A) Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Adviser immediately upon detection of (i) any failure to manage a Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any breach of any of a Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a monthly certification that each Fund is in compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapters L and M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such monthly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser may reasonably request in connection with any such breach. The Sub-Adviser shall also provide the officers of the Funds with supporting certifications in connection with such certifications of the Funds' financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser if (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of a Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with federal or state securities laws or (ii) the controlling stockholder or executive committee of the Sub-Adviser changes, there is otherwise an actual change in control (whether through sale of all or substantially all the assets of the Sub-Adviser or a material change in management of the Sub-Adviser) or an "assignment" (as defined in the 1940 Act) has or is proposed to occur.

         B) Inspection. Upon request, with at least 24 hours advance notice, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Funds or the Sub-Adviser's conduct of its business as an investment adviser available for compliance audits by the Adviser or the Funds' employees, accountants or counsel; in this regard, the Funds and the Adviser acknowledge that the Sub-Adviser shall have no obligations to make available proprietary information unrelated to the services provided to the Funds or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Funds.

         C) Board and Filings Information. The Sub-Adviser will provide the Adviser with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by a Fund with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review the investments of a Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

         D) Transaction Information. The Sub-Adviser shall furnish to the Adviser such information concerning portfolio transactions as may be necessary to enable the Adviser to perform such compliance testing on each Fund and the Sub-Adviser's services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-

             Adviser in no way relieves the Sub-Adviser of its own responsibilities for ensuring each Fund's compliance, as and to the extent herein provided.

    4.   Brokerage

         A) Principal and Agency Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers, employees or affiliated persons will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

         B) Placement of Orders. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for the Funds the most favorable execution and net price available under the circumstances except as described herein. It is also understood that it is desirable for each Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers, as consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients. In addition, subject to the Sub-Adviser's obligation to seek the most favorable execution and net price available under the circumstances, the Sub-Adviser may consider the sale of the Funds' shares in selecting brokers and dealers. The Sub-Adviser and not the Funds or the Adviser shall be liable for any losses or costs resulting from the Sub-Adviser's errors in placing trades on behalf of a Fund.

         C) Aggregated Transactions. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         D) Affiliated Brokers. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the Investment Company Act, the Advisers Act and the rules of the Commission under such Acts; (c) the provisions of the 1934 Act; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

         E) Alternative Trading Arrangements. From time to time the Sub-Adviser and the Adviser may agree that the Sub-Advisor will place some or all of the trades for a Fund through the Adviser's trading desk. In such event, the Adviser shall have complete authority to determine the brokers or dealers through which any trade by a Fund is placed through the Advisers trading desk and as to the timing and manner of the execution of any such trade, although the Sub-Adviser may give guidance. In such event, the Adviser shall be responsible for obtaining best execution on behalf of the Fund on trades placed by the Adviser and the Sub-Adviser shall remain responsible for all other compliance issues in connection with the Fund's portfolio transactions, including the appropriate and accurate placement of orders on behalf of the Fund into the Adviser's trading system and confirming the appropriate settlement of the transactions.

    5. Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

    6. Allocation of Charges and Expenses. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. Specifically, the Sub-Adviser will not be responsible for expenses of a Fund or the Adviser, as the case may be, including, but not limited to, the following: (i) charges and expenses for accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Sub-Adviser or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (iv) underwriting commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies;
         (vi) fees and expenses involved in registering and maintaining registrations of the Fund's shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Board meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Fund and the Board; (ix) any distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation and expenses of the Board; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any other expense that the Fund, the Adviser or any other agent of the Fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board (including a majority of the Independent Trustees) as being an appropriate expense of the Fund. The Fund or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any such expenses or other expenses of the Fund or the Adviser, as may be reasonably incurred by such Sub-Adviser on behalf of the Fund or the Adviser. The Sub-Adviser shall keep and supply to the Fund and the Adviser adequate records of all such expenses.

    7.   Representations, Warranties and Covenants of the Sub-Adviser.

         A) Properly Licensed. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.


         B) ADV Disclosure. The Sub-Adviser has provided the Adviser with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Adviser. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.


         C) Fund Disclosure Documents. The Sub-Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Fund or information relating directly or indirectly to the Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         D) No Statutory Disqualification As An Investment Adviser. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement.

         E) Insurance. The Sub-Adviser shall maintain errors and omissions and fidelity insurance coverage in an amount agreed upon from time to time by the Adviser and the Sub-adviser and from an insurance provider that is in the business of regularly providing insurance coverage to investment advisers. The Sub-Adviser shall provide prior written notice to the Adviser (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance. The Sub-Adviser's insurance shall, at a minimum, cover errors and omissions of the Sub-Adviser.

         F) Competent Staff. The Sub-Adviser shall ensure that sufficient and competent investment management, administrative and compliance staff experienced in managing accounts similar to the Funds shall have charge at all times of the conduct of, and shall maintain close supervision of, the investment and management of the Funds. For the avoidance of doubt, the Sub-Adviser shall ensure that any affiliate or third party to whom its duties have been delegated, shall comply with the foregoing.

         G) No Detrimental Agreement. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Funds, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Funds.

         H) Conflicts. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Funds including requiring any of its personnel with knowledge of the Funds' activities to place the interest of the Funds first, ahead of its own interests, in all personal trading scenarios that may involve a conflict of interest with a Fund.

         I) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the monthly compliance report required by
             Section 3(a), whether or not specifically referenced in such certificate.

    8. Sub-Adviser's Compensation. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services rendered hereunder, a fee, computed daily at an annual rate of 0.40% of the first $100 million of the combined average daily net assets of the Funds and 0.30% of the combined average daily net assets of the Funds in excess of $100 million. Such fee shall be computed daily and paid monthly in arrears by the Adviser. The Funds shall have no responsibility for any fee payable to the Sub-Adviser.

         The method for determining net assets of each Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

    9. Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund or the Adviser in any way or otherwise be deemed to be an agent of a Fund or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

    10. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of (i) its assignment, including any change in control, as defined in the 1940 Act, of the Adviser or the Sub-Adviser, or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

         This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

    11.  Duration and Termination.

         A) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal and unless terminated automatically as set forth in Section 11(A)(3) hereof or until terminated as follows:

         1. The Adviser may at any time terminate this Agreement as to either Fund by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser. In addition, either Fund may cause this Agreement to terminate with respect to such Fund either (i) by vote of the Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

         2. The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

         3. This Agreement shall automatically terminate on December 31st of any year, beginning on December 31, 2005, in which its terms and renewal shall not have been approved by (A) (i) a majority vote of the Board or (ii) the affirmative vote of a majority of the outstanding voting securities of a Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of a Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and (B) a majority vote of the Trustees who are not "interested persons" (as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the staff of the Commission) of the Fund, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval.

         B) For the purposes of this Agreement, "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning set forth in the 1940 Act, subject, however, to such interpretations of the staff of the Commission.

               Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

               In the event of termination of this Agreement for any reason, the
             Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser, for a period up to thirty-days (30) from such termination.

    12. Liability of the Sub-Adviser. The Sub-Adviser shall not be liable to the Adviser Indemnitees (as defined below) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by an Adviser Indemnitee as a result of any error of judgment or mistake of law by the Sub-

         Adviser with respect to a Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser, each Fund and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933
         Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
         (a) the Sub-Adviser being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Registration Statement or any written guidelines or instruction provided in writing by the Board or the Adviser, (b) the Fund's failure to satisfy the diversification or source of income requirements of Subchapter L or M of the Code, to the extent applicable, by reason of any action or omission of the Sub-Adviser, unless acting at the direction of the Adviser, (c) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement or (d) the Fund being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Registration Statement or any written guidelines or instruction provided in writing by the Board or the Adviser, by reason of any action or omission of the Sub-Adviser.

    13. Limitation of Liability. The parties to this Agreement acknowledge and agree that no Trustee, officer or holder of shares of beneficial interests of a Fund shall be liable for any litigation arising hereunder, whether direct or indirect. Each Fund's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Fund's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

    14. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of The Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Boston, Massachusetts, with respect to any dispute under this Agreement.

    15. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction.

    16. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.


ATTEST:                           PIONEER INVESTMENT MANAGEMENT, INC.


                                  By:
-------------------------------      -------------------------------------------
                                     Name:
                                     Title:


ATTEST:                           AEW MANAGEMENT AND ADVISORS, L.P.


                                  By:
-------------------------------      -------------------------------------------
                                     Name:
                                     Title:

[logo] PIONEER                       VOTE BY TOUCH-TONE PHONE, MAIL, OR VIA THE INTERNET
       Investments(R)                PHONE: To vote by phone call toll-free 1-800-690-6903 and follow the
P.O. Box 9126                               recorded instructions.
Hingham, MA 02043-9126            INTERNET: Vote on the Internet at WWW.PROXYWEB.COM and follow the on-screen instructions.
                                      MAIL: Return the signed proxy card in the enclosed envelope.

/999 999 999 99/ [arrow]


                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                         OF PIONEER REAL ESTATE SHARES TO BE HELD APRIL 13, 2004

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, John A. Carey and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on April 13, 2004, at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.


                                      [arrow]   Date _____________________, 2004

                                         PLEASE SIGN, DATE AND RETURN THIS PROXY
                                                IN THE ENCLOSED ENVELOPE.

                                         /                                     /
                                         Signature(s)              (SIGN IN BOX)

                                         NOTE: In signing, please write name(s)
                                         exactly as appearing hereon. When
                                         signing as attorney, executor,
                                         administrator or other fiduciary,
                                         please give your full title as such.
                                         Joint owners should each sign
                                         personally.

[arrow]                                  [arrow]                 PIONEER MF - MM

                  [arrow] PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR [arrow]
                          BLUE INK OR NUMBER 2 PENCIL. [X]
                          PLEASE DO NOT USE FINE POINT PEN.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                                                     FOR     AGAINST    ABSTAIN 1.
1.      To approve amendments to the management      []      []         []
        contract between the fund and Pioneer
        Investment Management, Inc. ("Pioneer"),
        the fund's investment adviser, as described
        in the proxy statement.
2.      To approve a subadvisory agreement between   []      []         []      2.
        Pioneer and AEW Management and Advisors,
        L.P.
3(a-i)  To approve amendments to your fund's
        fundamental investment restrictions on:
        (a) Senior securities                        []      []         []      3a.
        (b) Borrowing                                []      []         []      3b.
        (c) Real estate                              []      []         []      3c.
        (d) Loans                                    []      []         []      3d.
        (e) Commodities                              []      []         []      3e.
        (f) Diversification                          []      []         []      3f.
        (g) Acting as underwriter                    []      []         []      3g.
        (h) Concentration                            []      []         []      3h.
        (i) Pledging                                 []      []         []      3i.
4.      To approve a policy allowing Pioneer and the []      []         []      4.
        Board of Trustees to appoint or terminate
        subadvisers and to approve amendments to
        subadvisory agreements without shareholder
        approval.

[arrow]         PLEASE SIGN, DATE AND RETURN THIS PROXY CARD.   MF-MM    [arrow]

[logo] PIONEER
       Investments(R)


                DEALER ADVISORY

                Pioneer Real Estate Shares

                March 2004

APPROVAL OF THE This letter is to inform you that Pioneer Investment Management, AEW MANAGEMENT Inc., the investment adviser for Pioneer Real Estate Shares, has
AND ADVISORS,   proposed a sub-advisory agreement between it and AEW Management
L.P. AS THE     and Advisors, L.P. The Fund's Trustees approved the proposal on
FUND'S INVEST-  December 1, 2003. Shareowners of Pioneer Real Estate Shares must
MENT SUB-       approve the sub-advisory agreement in order for it to be
ADVISER WILL    effective. The Fund's Trustees believe the proposed change is in
HAVE NO EFFECT  the best interest of shareowners. While Pioneer has the
ON THE FUND'S   necessary expertise to manage a real estate portfolio and has
MANAGEMENT FEE. directly or through sub-advisers managed the Fund since 1993,
                Pioneer and the Trustees believe that in light of the unique characteristics of the real estate market, shareowners of the Fund will benefit from the services of an investment manager focused exclusively on real estate investments.

                Shareowners are also being asked to vote on three other proposals. We will be soliciting shareowners in March. We expect the shareowner meeting to be in mid-April.

                Please talk to your clients about the proposals that are being considered. It is important to explain that the new sub-advisory agreement DOES NOT AFFECT the Fund's management fee. You can reassure them that Pioneer Real Estate Shares has an independent Board of Trustees, charged with the responsibility of making certain the Fund is operated in the best interest of shareowners.

                Your relationship with Pioneer shareowners is vitally important to securing the required "yes" vote. It is our hope that you will work with us and ask your clients to approve the proposals. If you have any questions, please call us at 800-622-9876.

                Thank you for your attention and assistance. We appreciate your support and look forward to continued mutual success.

For more information on any Pioneer fund, including charges and expenses, please call Pioneer for a prospectus at 1-800-225-6292. Investors should read it carefully before investing or sending money.

  (C) 2004 Pioneer Funds Distributor, Inc. Underwriter of Pioneer mutual funds
                                 14848-00-0304
     Pioneer Investment Management, Inc. 60 State Street, Boston, MA 02109
                         [bullet] www.pioneerfunds.com
  Member of the UniCredito Italiano Banking Group, Register of Banking Groups.


            FOR BROKER/DEALER USE ONLY. NOT FOR USE WITH THE PUBLIC.

[logo] PIONEER
       Investments(R)


                Dear Shareowner,

YOUR VOTE IS    I am writing to let you know that a meeting will be held April
EXTREMELY       13, 2004 for shareowners of Pioneer Real Estate Shares. As a
IMPORTANT, NO   shareowner of the Fund, you have the opportunity to voice your
MATTER HOW MANY opinion on an important proposal, which is described below. SHARES YOU OWN.
                This package contains information about the proposal, along with the proxy card for you to use when voting by mail. Please take a moment to read the enclosed materials and cast your vote. The proposal has been reviewed and unanimously approved by your Fund's Board of Trustees, which recommends that you vote FOR the proposal:

                TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN YOUR FUND AND AEW MANAGEMENT AND ADVISORS, L.P. Your Fund's Trustees believe the proposed change is in the best interest of shareowners. While Pioneer has the necessary expertise to manage a real estate portfolio and has directly or through sub-advisers managed the Fund since 1993, Pioneer and the Trustees believe that in light of the unique characteristics of the real estate market, shareowners of the Fund will benefit from the services of an investment manager focused exclusively on real estate investments. The new sub-advisory agreement will not affect the Fund's management fee.

                By voting your shares, you not only express how you feel about the matters under consideration, you help eliminate the need for costly subsequent mailings or phone calls to acquire sufficient votes to hold the meeting. Even if you own a relatively small number of shares, I urge you to take a moment and vote those shares today.

THERE ARE THREE TO VOTE BY TELEPHONE, dial the toll-free number indicated on
CONVENIENT      your proxy card(s), enter the control number printed on the card
WAYS TO VOTE    and follow the recorded instructions. Please vote all of your
YOUR SHARES -   accounts.
BY PHONE, ON THE
INTERNET OR BY  TO VOTE ON THE INTERNET, log on to the web address indicated on
MAIL.           your proxy card(s), enter the control number printed on the card and follow the on-screen instructions. Please vote all of your accounts.

                TO VOTE BY MAIL, sign and date the proxy card(s) and return in the enclosed postage-paid reply envelope. Please return all cards received.

                NOTE: IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S).

                If you have any questions about the proposals, please call Pioneer at 1-800-225-6292.

                Sincerely,


                /s/ Osbert M. Hood
                Osbert M. Hood

                President
                Pioneer Investment Management, Inc.


  (C) 2004 Pioneer Funds Distributor, Inc. Underwriter of Pioneer mutual funds,
                            Member SIPC 14906-00-0304
       60 State Street, Boston, Massachusetts 02109 o www.pioneerfunds.com

[logo] PIONEER
       Investments(R)


                Dear Shareowner,

YOUR VOTE IS    I am writing to let you know that a meeting will be held April
EXTREMELY       13, 2004 for shareowners of Pioneer Real Estate Shares. As a
IMPORTANT, NO   shareowner of the Fund, you have the opportunity to voice your
MATTER HOW MANY opinion on an important proposal, which is described below. SHARES YOU OWN.
                This package contains information about the proposal, along with the proxy card for you to use when voting by mail. Please take a moment to read the enclosed materials and cast your vote. The proposal has been reviewed and unanimously approved by your Fund's Board of Trustees, which recommends that you vote FOR the proposal:

                TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN YOUR FUND AND AEW MANAGEMENT AND ADVISORS, L.P. Your Fund's Trustees believe the proposed change is in the best interest of shareowners. While Pioneer has the necessary expertise to manage a real estate portfolio and has directly or through sub-advisers managed the Fund since 1993, Pioneer and the Trustees believe that in light of the unique characteristics of the real estate market, shareowners of the Fund will benefit from the services of an investment manager focused exclusively on real estate investments. The new sub-advisory agreement will not affect the Fund's management fee.

                By voting your shares, you not only express how you feel about the matters under consideration, you help eliminate the need for costly subsequent mailings or phone calls to acquire sufficient votes to hold the meeting. Even if you own a relatively small number of shares, I urge you to take a moment and vote those shares today.

THERE ARE THREE TO VOTE BY TELEPHONE, dial the toll-free number indicated on
CONVENIENT      your proxy card(s), enter the control number printed on the card
WAYS TO VOTE    and follow the recorded instructions. Please vote all of your
YOUR SHARES -   accounts.
BY PHONE, ON THE
INTERNET OR BY  TO VOTE ON THE INTERNET, log on to the web address indicated on
MAIL.           your proxy card(s), enter the control number printed on the card and follow the on-screen instructions. Please vote all of your accounts.

                TO VOTE BY MAIL, sign and date the proxy card(s) and return in the enclosed postage-paid reply envelope. Please return all cards received.

                NOTE: IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S).

                Sincerely,


                /s/ Osbert M. Hood
                Osbert M. Hood

                President
                Pioneer Investment Management, Inc.


  (C) 2004 Pioneer Funds Distributor, Inc. Underwriter of Pioneer mutual funds,
                            Member SIPC 14907-00-0304
       60 State Street, Boston, Massachusetts 02109 o www.pioneerfunds.com